Exhibit 99.1

Perella Weinberg Partners Reports First Quarter 2023 Results

Financial Overview - First Quarter
•Revenues of $131 Million, Down 13% From a Year Ago
•Adjusted Operating Income Margin of 9%, GAAP Operating Loss Margin of (17.3)%
•Adjusted EPS of $0.09; GAAP Diluted EPS of $(0.37)

Talent Investment
•Continue to Add Senior Bankers to Expand Client Coverage Footprint
•Three Partners and Two Managing Directors Expected to Join Firm Within the Next Six Months
•Year-to-date have Promoted Two Partners and Six Managing Directors

Capital Management
•Strong Balance Sheet with $130 Million of Cash and Short-Term Investments and No Debt
•Repurchased 2.6 Million Shares and Equivalents, Including 1.5 Million Shares in Open Market
•Declared Quarterly Dividend of $0.07 Per Share

“Throughout this more challenging market environment we remained focused on our mission to scale the Firm while providing world-class strategic and financial advice to our clients. We continue to invest in talent to drive revenue growth by broadening our industry reach and expanding our product capabilities,” stated Andrew Bednar, Chief Executive Officer.

NEW YORK, NY, May 4, 2023 – Perella Weinberg Partners (the “Firm” or “PWP”) (NASDAQ:PWP) today reported financial results for the first quarter ended March 31, 2023.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Selected Financial Data (Unaudited)

	U.S. GAAP		Adjusted
	Three Months Ended March 31,
	2023	2022	2023	2022
	(Dollars in Thousands, Except Per Share Amounts)
Revenues	$131,426	$151,876	$131,426	$151,876
Operating income (loss)	$(22,690)	$(10,359)	$11,506	$22,507
Net income (loss) attributable to Perella Weinberg Partners	$(5,123)	$8,894	n/a	n/a
Net income (loss)	$(27,420)	$1,052	$9,891	$20,507
GAAP diluted EPS / Adjusted EPS	$(0.37)	$0.00	$0.09	$0.19
Compensation ratio	90%	84%	65%	64%
Operating income (loss) margin	(17)%	(7)%	9%	15%
Effective tax rate	(24)%	74%	n/a	n/a
Adjusted if-converted effective tax rate	n/a	n/a	31%	30%

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Revenues

For the first quarter of 2023, revenues were $131.4 million, a decrease of 13% from $151.9 million for the first quarter of 2022. Mergers and acquisition activity was largely flat year-over-year, while financing and capital solutions revenues decreased due to a large restructuring fee event in the first quarter of 2022. In the quarter, the geographic composition of revenue shifted to be even more weighted towards U.S. business activity versus the prior year. Relative to the first quarter of 2022, the first quarter of 2023 saw a decrease in average fee size per client as well as fewer transactions with outsized fee events, despite a modest increase in the number of advisory transaction completions.

Expenses

	U.S. GAAP		Adjusted
	Three Months Ended March 31,
	2023	2022	2023	2022
Operating expenses	(Dollars in Thousands)
Total compensation and benefits	$117,634	$128,135	$85,408	$97,201
% of Revenues	90%	84%	65%	64%
Non-compensation expenses	$36,482	$34,100	$34,512	$32,168
% of Revenues	28%	22%	26%	21%

GAAP total compensation and benefits were $117.6 million for the first quarter of 2023, compared to $128.1 million for the first quarter of 2022. Adjusted total compensation and benefits were $85.4 million for the first quarter of 2023 as compared to $97.2 million for the same period a year ago. The decrease in both GAAP total compensation and benefits and adjusted total compensation and benefits was due to a smaller bonus accrual on an absolute dollar basis associated with lower revenues, despite a higher compensation margin. On both a GAAP and adjusted basis, the smaller bonus accrual amounts were partially offset by the accelerated vesting of certain awards based on plan terms, with a large percentage tied to retirement eligible individuals whose expense was fully recognized at the time of grant.

GAAP non-compensation expenses were $36.5 million for the first quarter of 2023, compared with $34.1 million for the first quarter of 2022. Adjusted non-compensation expenses were $34.5 million for the first quarter of 2023, compared with $32.2 million for the same period a year ago. The increase experienced in both GAAP non-compensation expenses and adjusted non-compensation expenses was largely driven by an increase in travel and related expenses, higher rent and occupancy costs primarily related to overlapping rent in New York and London due to headquarters renovations, and an increase in technology spend, partially offset by a moderation in professional fees and a reduction in co-advisory fees versus the prior year period.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Provision for Income Taxes

Perella Weinberg Partners currently owns 49.24% of the operating partnership (PWP Holdings LP) and is subject to U.S. federal and state corporate income tax. Income earned by the operating partnership is subject to certain state and foreign income taxes.

For purposes of calculating adjusted if-converted net income, we have presented our results as if all partnership units had been converted to shares of Class A Common Stock, and as if all of our adjusted income for the period was subjected to U.S. corporate income tax. For the three months ended March 31, 2023, the effective tax rate for adjusted if-converted net income was 31%.

Balance Sheet and Capital Management

As of March 31, 2023, PWP had $129.9 million of cash and short-term investments in U.S. Treasury securities. The Firm has no outstanding indebtedness and has an undrawn revolving credit facility.

During the three months ended March 31, 2023, PWP returned $32.8 million through the repurchase of 1,457,304 shares at an average price per share of $10.12 in open market transactions pursuant to PWP’s Class A common stock repurchase program, the net settlement of 1,121,494 share equivalents to satisfy tax withholding obligations at an average price per share of $10.13 and the payment of $6.6 million in pro rata distributions to limited partners which allowed PWP to pay its dividends on Class A common stock of $3.5 million.

The Board of Directors has declared a quarterly dividend of $0.07 per share of Class A common stock. The dividend will be paid on June 9, 2023 to Class A common stockholders of record on May 26, 2023.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Conference Call and Webcast

Management will host a webcast and conference call on Thursday, May 4, 2023 at 9:00 am ET to discuss PWP’s financial results for the first quarter ended March 31, 2023.

The conference call will be made available in the Investors section of PWP’s website at https://investors.pwpartners.com/.

The conference call can also be accessed by the following dial-in information:

•Domestic: (800) 225-9448
•International: (203) 518-9708
•Conference ID: PWPQ123

Replay

A replay of the call will also be available two hours after the live call through May 11, 2023. To access the replay, dial (800) 839-3011 (Domestic) or (402) 220-7231 (International). The replay can also be accessed on the investors section of PWP’s website at https://investors.pwpartners.com/.

About PWP

Perella Weinberg Partners is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, institutions, governments, sovereign wealth funds and the financial sponsor community. The firm offers a wide range of advisory services to clients in the most active industry sectors and global markets. With more than 650 employees, PWP currently maintains offices in New York, Houston, London, Calgary, Chicago, Denver, Los Angeles, Paris, Munich, and San Francisco. The financial information of PWP herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Additional Information

For additional information that management believes to be useful for investors, please refer to the latest presentation posted on the Investors section of PWP’s website at https://investors.pwpartners.com/.

Contacts

For Perella Weinberg Partners Investor Relations: investors@pwpartners.com
For Perella Weinberg Partners Media: media@pwpartners.com
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Non-GAAP Financial Measures

In addition to financial measures presented in accordance with GAAP, we monitor certain non-GAAP financial measures to manage our business, make planning decisions, evaluate our performance and allocate resources. We believe that these non-GAAP financial measures are key financial indicators of our business performance over the long term and provide useful information regarding whether cash provided by operating activities is sufficient to maintain and grow our business. We believe that the methodology for determining these non-GAAP financial measures can provide useful supplemental information to help investors better understand the economics of our platform.

These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, the analysis of other GAAP financial measures. These non-GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should examine our non-GAAP financial measures in conjunction with our historical consolidated financial statements and notes thereto included elsewhere in this press release.

Management compensates for the inherent limitations associated with using these non-GAAP financial measures through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of PWP are “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Important factors, among others, that may affect actual results or outcomes include (but are not limited to): global economic, business and market conditions; the Company’s dependence on and ability to retain employees; the Company’s ability to successfully identify, recruit and develop talent; conditions impacting the corporate advisory industry; the Firm’s dependence on its fee-paying clients and fluctuating revenues from its non-exclusive, engagement-by-engagement business model; the high volatility of the Company’s revenues as a result of its reliance on advisory fees that are largely contingent on the completion of events which may be out of its control; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business, including actual, potential or perceived conflicts of interest and other factors that may damage its business and reputation; the Company’s successful formulation and execution of its business and growth strategies; substantial litigation risks in the financial services industry; cybersecurity and other operational risks; assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity; extensive regulation of the corporate advisory industry and U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy and laws (including the treatment of carried interest); and other risks and uncertainties described under “Part I—Item 1A. Risk Factors” in our Annual Report on Form 10-K.

The forward-looking statements in this press release and oral statements made from time to time by representatives of PWP are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 28, 2023 and the other documents filed by the Firm from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Consolidated Statements of Operations (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended March 31,
	2023	2022
Revenues	$131,426	$151,876
Expenses
Compensation and benefits	69,963	87,245
Equity-based compensation	47,671	40,890
Total compensation and benefits	117,634	128,135
Professional fees	7,553	10,303
Technology and infrastructure	8,512	7,556
Rent and occupancy	7,414	5,729
Travel and related expenses	4,774	2,294
General, administrative and other expenses	5,394	5,275
Depreciation and amortization	2,835	2,943
Total expenses	154,116	162,235
Operating income (loss)	(22,690)	(10,359)
Non-operating income (expenses)
Related party income	273	558
Other income (expense)	283	1,843
Change in fair value of warrant liabilities	—	12,006
Total non-operating income (expenses)	556	14,407
Income (loss) before income taxes	(22,134)	4,048
Income tax benefit (expense)	(5,286)	(2,996)
Net income (loss)	(27,420)	1,052
Less: Net income (loss) attributable to non-controlling interests	(22,297)	(7,842)
Net income (loss) attributable to Perella Weinberg Partners	$(5,123)	$8,894
Net income (loss) per share attributable to Class A common shareholders
Basic	$(0.12)	$0.19
Diluted	$(0.37)	$0.00
Weighted-average shares of Class A common stock outstanding
Basic	42,317,827	45,917,935
Diluted	86,611,018	93,231,332

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

U.S. GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended March 31,
	2023	2022
Total compensation and benefits—GAAP	$117,634	$128,135
Equity-based compensation not dilutive to investors in PWP or PWP OpCo (1)	(20,334)	(18,710)
Public company transaction related incentives (2)	(11,892)	(12,224)
Adjusted total compensation and benefits	$85,408	$97,201

Non-compensation expense—GAAP	$36,482	$34,100
TPH business combination related expenses (3)	(1,645)	(1,645)
Business Combination transaction expenses (4)	(325)	(287)
Adjusted non-compensation expense (5)	$34,512	$32,168

Operating income (loss)—GAAP	$(22,690)	$(10,359)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo (1)	20,334	18,710
Public company transaction related incentives (2)	11,892	12,224
TPH business combination related expenses (3)	1,645	1,645
Business Combination transaction expenses (4)	325	287
Adjusted operating income (loss)	$11,506	$22,507

Non-operating income (expense)—GAAP	$556	$14,407
Change in fair value of warrant liabilities (6)	—	(12,006)
Amortization of debt costs (7)	37	37
Adjusted non-operating income (expense)	$593	$2,438

Income (loss) before income taxes—GAAP	$(22,134)	$4,048
Equity-based compensation not dilutive to investors in PWP or PWP OpCo (1)	20,334	18,710
Public company transaction related incentives (2)	11,892	12,224
TPH business combination related expenses (3)	1,645	1,645
Business Combination transaction expenses (4)	325	287
Change in fair value of warrant liabilities (6)	—	(12,006)
Amortization of debt costs (7)	37	37
Adjusted income (loss) before income taxes	$12,099	$24,945

Income tax benefit (expense)—GAAP	$(5,286)	$(2,996)
Tax impact of non-GAAP adjustments (8)	3,078	(1,442)
Adjusted income tax benefit (expense)	$(2,208)	$(4,438)

Net income (loss)—GAAP	$(27,420)	$1,052
Equity-based compensation not dilutive to investors in PWP or PWP OpCo (1)	20,334	18,710
Public company transaction related incentives (2)	11,892	12,224
TPH business combination related expenses (3)	1,645	1,645
Business Combination transaction expenses (4)	325	287
Change in fair value of warrant liabilities (6)	—	(12,006)
Amortization of debt costs (7)	37	37
Tax impact of non-GAAP adjustments (8)	3,078	(1,442)
Adjusted net income (loss)	$9,891	$20,507

Less: Adjusted income tax benefit (expense)	2,208	4,438
Add: If-converted tax impact (9)	(3,785)	(7,557)
Adjusted if-converted net income (loss)	$8,314	$17,388

Weighted-average diluted shares of Class A common stock outstanding	86,611,018	93,231,332
Weighted average number of incremental shares from assumed vesting of RSUs and PSUs (10)	1,727,070	295,216
Weighted-average adjusted diluted shares of Class A common stock outstanding	88,338,088	93,526,548

Adjusted net income (loss) per Class A share—diluted, if—converted	$0.09	$0.19

Key metrics: (a)
GAAP operating income (loss) margin	(17.3)%	(6.8)%
Adjusted operating income (loss) margin	8.8%	14.8%
GAAP compensation ratio	90%	84%
Adjusted compensation ratio	65%	64%
GAAP effective tax rate	(24)%	74%
Adjusted if-converted effective tax rate	31%	30%

(a) Reconciliations of key metrics from U.S. GAAP to Adjusted results are a derivative of the reconciliation of their components above.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Notes to U.S. GAAP Reconciliation of Adjusted Results:

(1)Equity-based compensation not dilutive to investors in PWP or PWP Holdings LP (“PWP OpCo”) includes amortization of legacy awards granted to certain partners prior to the Business Combination and PWP Professional Partners LP (“Professional Partners”) alignment capital units and value capital units awards. The vesting of these awards does not dilute PWP shareholders relative to Professional Partners as Professional Partners’ interest in PWP OpCo does not change as a result of granting those equity awards to its working partners.
(2)Public company transaction related incentives includes equity-based compensation for transaction-related restricted stock units (“RSUs”) which are directly related to milestone events that were part of the Business Combination process and reorganization. These payments were outside of PWP’s normal and recurring bonus and compensation processes.
(3)On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. TPH business combination related expenses include intangible asset amortization associated with the acquisition.
(4)Transaction costs expensed associated with the Business Combination include equity-based vesting for transaction-related RSUs issued to non-employees.
(5)See reconciliation below for the components of the consolidated statements of operations included in non-compensation expense—GAAP as well as Adjusted non-compensation expense.
(6)Change in fair value of warrant liabilities is non-cash and we believe not indicative of our core performance.
(7)Amortization of debt costs is comprised of the amortization of debt discounts and issuance costs, which is included in other income (expense).
(8)The non-GAAP tax expense represents the Company’s calculated tax expense on adjusted non-GAAP income. It excludes the impact on income taxes of certain transaction-related items and other items not reflected in our adjusted non-GAAP results. It does not represent the cash that the Company expects to pay for taxes in the current periods.
(9)The if-converted tax expense represents the Company's calculated tax expense on adjusted non-GAAP income assuming the exchange of all partnership units for PWP Class A common stock, resulting in all of the Company’s income being subject to corporate-level tax.
(10)Assumed vesting of RSUs and performance restricted stock units (“PSUs”) as calculated using the treasury stock method and to the extent dilutive to Adjusted net income (loss) per Class A share—diluted, if-converted.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

U.S. GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands)

	Three Months Ended March 31, 2023
	U.S. GAAP	Adjustments		Adjusted
Professional fees	$7,553	$(325)	(1)	$7,228
Technology and infrastructure	8,512	—		8,512
Rent and occupancy	7,414	—		7,414
Travel and related expenses	4,774	—		4,774
General, administrative and other expenses	5,394	—		5,394
Depreciation and amortization	2,835	(1,645)	(2)	1,190
Non-compensation expense	$36,482	$(1,970)		$34,512

	Three Months Ended March 31, 2022
	U.S. GAAP	Adjustments		Adjusted
Professional fees	$10,303	$(287)	(1)	$10,016
Technology and infrastructure	7,556	—		7,556
Rent and occupancy	5,729	—		5,729
Travel and related expenses	2,294	—		2,294
General, administrative and other expenses	5,275	—		5,275
Depreciation and amortization	2,943	(1,645)	(2)	1,298
Non-compensation expense	$34,100	$(1,932)		$32,168

(1) Reflects an adjustment to exclude transaction costs associated with the Business Combination.

(2) Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.